SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASES

This Settlement Agreement and Mutual General Releases Agreement (the "Agreement") is made effective January 1, 2012 and is entered into by and between Pyratine LLC, a Nevada limited liability company formerly known as Skinvera LLC (together with its permitted successors and assigns, "Pyratine") and Independence Resources, an English corporation formerly known as Senetek PLC, (together with its permitted successors and assigns, "Independence"). Together, Pyratine and Independence shall be referred to as the "parties." This Agreement is made with reference to the following facts and circumstances:

RECITALS

A. The parties entered into that certain Asset Purchase Agreement dated March 10, 2010 whereby Pyratine purchased from Independence certain assets and liabilities of Independence.

B. Thereafter, the parties entered into that certain Amendment No. 1 to Asset Purchase Agreement dated April 15, 2010 (the Asset Purchase Agreement, as amended on April 15, 2010, shall be referred to herein as the "Asset Purchase Agreement").

C. Under the terms of the Asset Purchase Agreement, Pyratine, as buyer, purchased certain Intellectual Property rights (the "Assigned IP Rights") of Independence, assumed the rights and responsibilities of performing under certain research contracts with the Polish Academy and the Institute for Experimental Biology (IEB) (respectively, the "PA Contracts" and "IEB Contracts"), agreed to pay future royalties and did pay certain royalties to Independence (the "Royalty Payments") from the sale of certain of the Assigned IP Rights, and Independence loaned $1,800,000 to Pyratine pursuant to a promissory note (the "Original Note") secured by the Assigned IP Rights.

D. A dispute has arisen with respect to the parties' respective performance under the Asset Purchase Agreement in that (i) Pyratine has alleged that the PA Contracts were cancelled due to the acts and omissions of Independence and (ii) Pyratine has failed to make any payments pursuant to the Original Note to Independence (together, the "Disputes").

E. The parties wish to fully and finally settle their disputes related to the Asset Purchase Agreement and enter into this Settlement and Mutual General Release Agreement. As described herein, the parties agree to: (i) release any obligations of Pyratine to make Royalty Payments to Independence, (ii) pay down the Original Note as set forth herein, (iii) enter into an amended and restated note amending the terms of the Original Note, and (iv) releasing each other from each and every other claim arising out of the Asset Purchase Agreement, the Assigned IP Rights, the PA Contracts, and the IEB Contracts including, without limitation, the Disputes except for those obligations identified in this Agreement. Further, the parties wish to correct an error in the Asset Purchase Agreement concerning certain liabilities assigned to Pyratine in Schedule 2.1 of the Asset Purchase Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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AGREEMENT

1. Partial Paydown on Original Note. On or before December 31, 2012, Pyratine shall pay to Independence One Hundred Thousand Dollars ($100,000), less one-half of the attorneys' fees incurred by Pyratine in drafting this Agreement and related Exhibit (which deduction shall be capped at $1,500). Payment shall be made to Independence by wire transfer pursuant to wire instructions to be provided by Independence to Pyratine in writing. Except as specifically provided in this Agreement, no other payments shall be owed by Pyratine to Independence under this Agreement or the Asset Purchase Agreement.

2. Credit on Original Note. The parties acknowledge and agree that Pyratine has incurred in excess of $100,000 in unanticipated attorneys' fees in defending against the claims of the Polish Academy under the PA Contracts. Independence agrees that $100,000 of such fees shall be credited against the balance due by Pyratine under the Original Note.

3. Amended and Restated Promissory Note. Pyratine and Independence shall execute an Amended and Restated Unsecured Note ("Amended Note"), in the form attached hereto as Exhibit A, with a balance as of January 1, 2012 of $1,876,657 (the "1/1/2012 balance"), which is comprised of $1,800,000 beginning principal balance, plus accrued interest of $276,657, less paydown of $100,000 pursuant to Para. 1 of this Agreement, and less credit of $100,000 pursuant to Para. 2 of this Agreement. Thereafter, the Amended Note shall accrue interest at the Applicable Federal Rate of 1.17% per annum until the new maturity date of July 1, 2021 ("Maturity Date"). There shall be no payments owed until the Maturity Date and no prepayment penalty. This Amended Note is intended to extend, modify and restate the Original Note .

4. Correction to Asset Purchase Agreement. The parties hereto acknowledge and agree that, due to an accounting error, the liabilities of Independence assigned to Pyratine in Section 2.1 of the Asset Purchase Agreement allegedly due to Dr. Brian Clark and Dr. Suresh Rattan each in the amount of $69,000 were incorrectly identified on Section 2.1 and should be deleted therefrom. Any claims of Drs. Clark and Rattan, if any, relate to royalties allegedly due Clark and Rattan for Kinetin, an asset retained by Independence and excluded from the Assigned IP Rights. To the extent that Drs. Clark and Rattan seek any compensation from Pyratine arising out of the Kinetin product, Independence shall indemnify, defend, and hold harmless Pyratine. Nothing in this Paragraph shall be deemed an admission by Independence that any amounts are due Drs. Clark and Rattan.

5. Waiver of Certain Rights and Interests Provided In the Asset Purchase Agreement. This Agreement is specifically intended to eliminate any and all intellectual property rights, royalty rights, security interests and any other claims, rights or interest, belonging to Independence in the Assets as that term is defined in the Asset Purchase Agreement.

6. Mutual Release of Claims. Except as otherwise specifically stated herein, the parties forever waive, release and discharge each other from any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), obligations, causes of action, demands, suits, costs, expenses and damages that they now have or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity that arise under or relate to the parties' business relationship, including, but not limited to the Asset Purchase Agreement, the Assets defined in the Asset Purchase Agreement, the Royalty Payments, the Assigned IP Rights, and the Original Note and any other agreements between the parties.

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7. Waiver of Section 1542 Rights. It is understood and agreed that the parties hereto, and each of them, hereby expressly waive all rights under Section 1542 of the Civil Code of California, and any law or principle of similar effect of any state or territory of the United States. Said section reads as follows:

"SECTION 1542. A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

The advice of legal counsel has been obtained by the parties hereto prior to signing this Agreement. Each has executed this Agreement voluntarily, with full knowledge of its significance, and with the express intention of effecting the legal consequences provided by a waiver of Section 1542 of the California Civil Code, i.e., the extinguishment of all obligations whatsoever of the parties to this agreement, or any of them, to any other party, known or unknown.

8. No Admission. The parties hereto acknowledge and agree that this Agreement embodies the compromise of disputed claims and that the execution of this Agreement by either party is not intended to, nor shall be, construed as an admission of liability on the party of any signatory to this Agreement.

9. Confidentiality; Public Announcements.

(a) The parties agree that each will maintain the confidentiality and shall not use for its own benefit or the benefit of any third party the terms and provisions of this Agreement or the Asset Purchase Agreement, and the information marked as "confidential" and delivered to them or made available for their inspection pursuant to the Asset Purchase Agreement; provided, however, the parties may reveal confidential information of the other party to its accountants, counsel or lenders (a) who need to know such confidential information, (b) who are informed by such party of the confidential nature of such confidential information, and (c) who agree with the other parties in writing to be bound by the terms of this Agreement with respect to such confidential information.

(b) No party shall, without the approval of the other party hereto, make any press release or other public announcement concerning the transactions contemplated by this Agreement or the Asset Purchase Agreement, except as and to the extend that such party shall be so obligated by applicable law, in which case the other party shall be so advised and the parties shall use their best efforts to cause a mutually agreeable release or announcement to be issued; provided, that the foregoing shall not preclude communications or disclosures necessary to implement the provisions of this Agreement or to comply with the accounting and Securities and Exchange Commission disclosure obligations.

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10. Final Agreement. This Agreement is intended by the parties hereto as the final expression of their agreement and as a complete and exclusive statement of the terms and provisions thereof. No conditions precedent to the effectiveness and binding nature of this Agreement exist. Nothing other than this Agreement shall be relevant or admissible to supplement or vary any of the terms and provisions set forth herein. No representations, understandings, or agreements have been made or relied upon in the making of this Agreement other than those specifically set forth herein. All prior discussions, agreements, and negotiations are hereby superseded by and merged and incorporated into this agreement. This Agreement can be modified only in a writing signed by all of the parties hereto.

11. Counterparts. This Agreement may be executed and exchanged in duplicate original, digital, photocopy or facsimile counterparts, but it is understood and agreed that there is only one agreement, and the signing of this document in duplicate original, digital, photocopy or facsimile counterparts does not alter, nor shall be construed to alter, that fact.

12. Advice of Counsel: The parties hereby represent and acknowledge that in entering into this Agreement each of them has been advised by their own independently selected legal counsel or have had the opportunity to obtain such counsel. Each of the parties further represents and acknowledges that in entering into this Agreement they have relied solely on the advice of their chosen counsel, and on their own independent investigation of all of the facts and circumstances relevant to this agreement.

13. Joint Product: Each party and counsel for each party to this Agreement has reviewed and cooperated in the drafting and preparation of this Agreement. This Agreement is also the product of arms-length negotiations carried on between and among the parties through their respective counsel. As a jointly produced contract, this Agreement shall be construed as a whole according to its fair meaning and not for or against any party hereto, or their legal representative, or the drafter hereof.

14. Absence of Coercion, Fraud, Duress: Each of the parties hereto represents that he/she has carefully read the entirety of this Agreement, knows and understands the contents hereof, and enters into this agreement in good faith, freely and voluntarily without undue influence coercion, fraud or duress.

15. Capacity and Authority To Enter Into Agreement: Each of the parties hereto warrants and represents that they have the right, power, legal capacity and authority to enter into this Agreement and that no further approval or consent of any person or entity is required for it to enter into and perform the obligations contained herein.

16. Agreement to Cooperate: The parties hereto acknowledge and agree to cooperate fully and to execute any and all supplementary documents and to take all additional actions that may be necessary or appropriate to give full force and effect to the basic terms and intent evidenced in this Agreement, as long as said actions and documents are not inconsistent with the terms of this Agreement.

17. Governing Law. This Agreement, and the legal relations between the parties, shall be governed by and construed in accordance with the laws of the State of California, and any court action arising out of this Agreement shall be brought in any court of competent jurisdiction within the State of California, County of San Luis Obispo.

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18. Attorneys' Fees. If any legal proceeding, arbitration or other action is brought or threatened for the enforcement or interpretation of this Agreement, or because of any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, and the prevailing party in any such action should incur any legal fees, including, but not limited to, attorneys' fees, paralegal fees, expert witness fees, and other similar costs, a successful prevailing party or parties to any such dispute or action will be entitled to recover their reasonable attorneys' fees and additional legal costs incurred, together with any other relief to which it may otherwise be entitled, as determined by an arbitrator, judgment at trial, upon appeal or petition.

19. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and upon their permitted successors-in-interest of any kind whatsoever, their heirs, personal representatives, successors and assigns.

20. No Transfer of Rights. Each of the parties hereto warrants and represents that it has not sold, transferred, conveyed, assigned, hypothecated and/or subrogated any of the claims, rights, interests or causes of action released herein.

21. Severability. If any provision or any part of any provision of this Agreement is for any reason held to be invalid, unenforceable or contrary to any public policy, law, statute and/or ordinance, then the remainder of this Agreement shall not be affected thereby and shall remain valid and fully enforceable.

22. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered by hand or mailed by registered or certified mail, return receipt requested, first class postage prepaid, addressed as follows:

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If to Pyratine:	Pyratine LLC 2950 Main Street Morro Bay, CA 93442 Attention: Frank Massino, Manager Tel: 805.772.3265 Email: frank@pyratine.com

With a copy to (which shall not constitute notice):	Ogden & Fricks LLP 656 Santa Rosa, Suite 2B San Luis Obispo, CA 93401 Attention: John Fricks Tel.: 805.544.5600 Fax: 805.544.7700 Email: jfricks@ogdenfricks.com

If to the Independence:	Independence Resources 301 Central Ave, #384 Hilton Head, South Carolina 29926 Attention: John Ryan Tel: 842.290.8930 Fax: 843.842.7248 Email: jryan@Independence.net

With a copy to (which shall not constitute notice):	DLA Piper LLP (or other attorney) 1251 Avenue of the Americas New York, New York 10020-1104 Attention: William N. Haddad Tel: 212.335.4998 Fax: 212.884.8498 Email: william.haddad@dlapiper.com

The date on which a notice, request, instruction or document is received shall be the date on which such delivery is made.

Any party hereto may change its address specified for notices herein by designating a new address in accordance with this Paragraph 22.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

AGREED:

PYRATINE LLC		INDEPENDENCE RESOURCES

By:	/s/ Frank Massino	By:	/s/ Howard M. Crosby
Name:	Frank Massino	Name:	Howard M. Crosby
Title:	Manager	Title:	President

This signature page is attached to that certain Settlement Agreement And Mutual General Releases made effective January 1, 2012.

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